UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2012

Hilltop Holdings Inc. (Exact name of Registrant as specified in its charter)
Maryland (State of Incorporation)	1-31987 (Commission File Number)	84-1477939 (I.R.S. Employer Identification No.)
200 Crescent Court, Suite 1330 Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)
(214) 855-2177 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 9, 2012, Hilltop Holdings Inc. (“Hilltop”) and PlainsCapital Corporation (“PlainsCapital”) issued a joint press release announcing that Hilltop, PlainsCapital and Meadow Corporation, a wholly owned subsidiary of Hilltop, have entered into a definitive merger agreement.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)                    Not applicable.

(b)                    Not applicable.

(c)                    Not applicable.

(d)                    Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLTOP HOLDINGS INC.

Date:  May 9, 2012                                    By:  /s/ Corey Prestidge

       Name:   Corey Prestidge

       Title:     General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release dated May 9, 2012.